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                                                                    EXHIBIT 10.4

               AMENDMENT ONE TO 8/1/96 INVESTORS' RIGHTS AGREEMENT
                                       OF
                                SIGNALSOFT CORP.


         THIS AMENDMENT, is entered into as of this 22nd day of January, 1998, by and among SignalSoft Corp., a Colorado corporation (the"Company"), the undersigned investors who comprise all of the holders of the Company's Series A Preferred Stock (the "Series A Investors"), the Company's three founders -- David Hose, Mark Flolid, and Jim Fitch (individually a "Founder" and collectively the "Founders") -- and the investors listed on Exhibit A hereto as that Exhibit A now exists and may hereafter be added to in accordance with the provisions of paragraph 1.2(c) of that certain SignalSoft Corp. Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Purchase Agreement") by and among the Company and the investors listed on Exhibit A hereto and thereto (the "Series B Investors").

                                    RECITALS

                  WHEREAS, The Company, the Series A Investors, and the Founders are signatories to that certain SignalSoft Corp. Investors' Rights Agreement entered into as of the 1st day of August, 1996 (the "8/1/96 Investors' Rights Agreement"); and,

                  WHEREAS, paragraph 3.7 of the 8/1/96 Investors' Rights Agreement provides that such agreement may be amended only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders' Stock, as those terms are defined therein (provided that the consent of the holder or holders of a majority of the Founders' Stock is also required in certain circumstances), and that any amendment so effected shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company; and,

                  WHEREAS, the Series A Investors are - and have been continuously since August 7, 1996 through and including the date hereof first above written - the holders of a majority of the currently outstanding Registrable Securities, not including the Founders' Stock as defined in the 8/20/86 Registration Rights Agreement; and both the Series A Investors and the Company, as well as each of the Founders, desire to amend the 8/1/96 Investors' Rights Agreement in the manner set forth in this Amendment in order to induce the Series B Investors to purchase shares of the Company's Series B Preferred Stock pursuant to the Series B Purchase Agreement by agreeing to the terms and conditions in this Amendment; and,

                  WHEREAS, it is the intent of the parties hereto by this Amendment to extend to all the holders of the Company's Series B Preferred Stock the identical rights, privileges and obligations granted to, and assumed by, the Series A Investors under the terms and conditions of the 8/1/96 Investors' Rights Agreement.



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         NOW THEREFORE, in consideration of the above recitals and the mutual promises contained below, the parties hereby agree as follows:

         1. Paragraph 1.1 of the 8/1/96 Investors' Rights Agreement is amended by deleting the words "Section 1" in the heading and replacing them with the word "Agreement", so that the heading of paragraph 1.1 as amended will henceforth read in its entirety as follows:

         "1.1 Definitions. For purposes of this Agreement:"

         2. Paragraph 1.1(b) of the 8/1/96 Investors' Rights Agreement is amended by inserting the words "and Series B" between the words "Series A" and "Preferred Stock" in subparagraph 1.1(b)(i), so that subparagraph 1.1(b)(i) as amended will henceforth read in its entirety as follows:

         "(b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A and Series B Preferred Stock (such shares of Common Stock are collectively referred to hereinafter as the "Stock"),"

         3. A new paragraph 1.1(g) is hereby added to the 8/1/96 Investors' Rights Agreement by this Amendment, to read in its entirety as follows:

         "(g) The term "Investor" means and shall include each holder of Series A Preferred Stock and/or Series B Preferred Stock of the Company."

         4. A new paragraph 1.1(h) is hereby added to the 8/1/96 Investors' Rights Agreement by this Amendment), to read in its entirety as follows:

         "(h) The term "Preferred Stock" means and shall include both the Company's Series A Preferred Stock and Series B Preferred Stock aggregated together."

         5. A new paragraph 1.1(i) is hereby added to the 8/1/96 Investors' Rights Agreement by this Amendment, to read in its entirety as follows:

         "(i) The term "Amended Investors' Rights Agreement" shall mean, and be used to describe, this Agreement taken together with all amendments hereto effected subsequent to 8/1/96 in conformity with the provisions of paragraph 3.7 hereof."


         6. The first sentence of paragraph 3.1 of the 8/1/96 Investors' Rights Agreement is amended by inserting the words "and/or Series B" between the words "Series A" and "Preferred Stock" within the parenthetical, so that the first sentence of paragraph 3.1 as amended will henceforth read in its entirety as follows:

         "3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors



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         and assigns of the parties (including transferees of any of the Series
         A and/or Series B Preferred Stock or any Common Stock issued upon conversion thereof)."

         7. Paragraph 3 of the 8/1/96 Investors' Rights Agreement is amended by the addition of a new paragraph 3.10 to read in its entirety as follows:

                  "3.10 Legend on Stock Certificates. Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:

                  "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INVESTORS' RIGHTS AGREEMENT DATED AUGUST 1, 1996, AS AMENDED ON JANUARY 22, 1998, BY AND AMONG SIGNALSOFT CORP. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SIGNALSOFT CORP."

         8. This Amendment shall be deemed effective as of January 22, 1998, the date of the SignalSoft Corp. Series B Purchase Agreement, and specifically hereby is intended to ratify, confirm and embody certain terms of the offer made to the Series B Investors in the Term Sheet prior to their becoming a signatory to the Series B Purchase Agreement and this Amendment, such that the Series B Investors will become beneficiaries of the Amended Investors' Rights Agreement as defined above as soon as they purchase shares of the Company's Series B Preferred Stock pursuant to the Series B Purchase Agreement.



                            [Signature Pages Follow]



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         The parties have executed this Amendment One to 8/1/96 Investors'
Rights Agreement as of the date first written above.


COMPANY:

SIGNALSOFT CORP.

By: /s/ David Hose
   -------------------------------
Name:   David Hose
     -----------------------------
               (print)

Title:   President
      ----------------------------

Address: 2045 Broadway
        --------------------------
         Boulder, CO 80302
        --------------------------



SERIES A INVESTORS:

OLYMPIC VENTURE PARTNERS III, L.P.
By: Olympic Venture Partners III, L.P. Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)

Title:  General Partner
      ----------------------------

Address:
        --------------------------

        --------------------------



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OVP III ENTREPRENEURS FUND, L.P.
By: OVMC III, L.P., Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)

Title:  General Partner
      ----------------------------

Address:
        --------------------------

        --------------------------




FOUNDERS:





    /s/ David Hose




    /s/ Mark Flolid




    /s/ Jim Fitch


SERIES B INVESTORS:

OLYMPIC VENTURE PARTNERS III, L.P.
By: OVMC III, L.P., Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)
Title:  General Partner
      ----------------------------



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OVP III ENTREPRENEURS FUND, L.P.
By: OVMC III, L.P., Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)
Title:  General Partner
      ----------------------------


OLYMPIC VENTURE PARTNERS IV, L.P.

By: OVMC IV, L.L.C., Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)
Title:  Managing Member
      ----------------------------



OVP IV ENTREPRENEURS FUND, L.P.
By: OVMC IV, L.L.C., Its G.P.

By: /s/ Charles P. Waite, Jr.
   -------------------------------
Name:   Charles P. Waite, Jr.
     -----------------------------
               (print)
Title:  Managing Member
      ----------------------------



/s/ Peter J. Mooney
----------------------------------
Peter J. Mooney as nominee
 for the Broadview Partners Group



/s/ Michael Berman



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WESSELS, ARNOLD & HENDERSON, L.L.C.



By: /s/ Thomas J. Brigl
   -------------------------------


Print Name: Thomas J. Brigl
           -----------------------
Print Title: CFO/Managing Director
            ----------------------



/s/ Robert P. Mitchell
----------------------------------



Lazard Freres & Co. LLC



/s/ Russell P. Planitzer



TGI Fund II, LC
By Tredegar Investments Inc., its Manager


By: /s/ L. U. A. Blanchard



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